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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into SubMicron Systems Corporation's previously filed Form S-8 Registration Statements File Nos. 33-71900, 33-91986 and 333-4514 and Form S-3 Registration Statements File Nos. 33-64500 and 333-4516.

                                            ARTHUR ANDERSEN LLP


Philadelphia, PA
April 11, 1997